SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                              FORM 8-K

                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report: December 22, 2000

            Exact Name of
Commission  Registrant        State or other   IRS Employer
File        as specified      Jurisdiction of  Identification
Number      in its charter    Incorporation    Number
----------  --------------    ---------------  --------------

1-12609     PG&E Corporation  California       94-3234914

1-2348      Pacific Gas and   California       94-0742640
            Electric Company




Pacific Gas and Electric Company    PG&E Corporation
77 Beale Street, P.O. Box 770000    One Market, Spear Tower, Suite 2400
San Francisco, California  94177    San Francisco, California 94105

(Address of principal executive offices) (Zip Code)


Pacific Gas and Electric Company    PG&E Corporation
(415) 973-7000                     (415) 267-7000

    (Registrant's telephone number, including area code)

Item 5.  Other Events.

A.   California Energy Crisis

     On December 20, 2000, Standard & Poor's, a major credit rating agency, warned during a public conference call with the financial community, that it must see dramatic action by California decision makers within 24 to 48 hours in order to prevent a downgrade of the Utility's credit rating to a speculative grade to reflect the likelihood of imminent default. On December 21, 2000, Standard & Poor's issued a press release that stated if the California utilities can avoid bankruptcy, Standard & Poor's will likely still lower its corporate credit ratings on the utilities to speculative grade levels.

     At its meeting on December 21, 2000, the California Public Utilities Commission (CPUC) issued an order in the post transition period electric ratemaking proceedings of Pacific Gas and Electric Company (Utility) and Southern California Edison. The CPUC stated its intent to take expedited actions to fulfill the CPUC's statutory obligations to ensure that utilities can provide service at just and reasonable rates and avoid continuing conditions that may jeopardize the utilities' creditworthiness and their ability to continue to procure energy on behalf of consumers. The CPUC stated that it believes that retail rates must begin to rise.

     The CPUC ordered emergency hearings to be held on December 27 and 28, 2000, to enable the CPUC to issue orders at its scheduled meeting on January 4, 2001. The CPUC stated that the hearings should be held to determine (1) when the rate freeze will end, (2) any necessary adjustments to the utilities' current transition cost recovery plans,
(3) if the rate freeze has ended, determine what adjustments to rates are appropriate to maintain the utilities' ability to provide adequate service, (4) address the statutory requirement for notice of a rate increase, (5) evaluate whether it is in the public interest for the utilities to divest remaining generation facilities, and (6) evaluate whether power produced from retained generation assets should serve the utilities' customers and the ratemaking such actions entail.

     The CPUC ordered its Energy Division to engage an independent auditor to conduct an audit of the books and records of the utilities to evaluate the utilities' Transition Cost Balancing Accounts (TCBA) (a regulatory balancing account used to track recovery of the utilities' transition costs), Transition Revenue Accounts (TRA) (a regulatory balancing account in which the utilities' under-collected power purchase costs are recorded), and the impacts of a proposal made by The Utility Reform Network (TURN) to transfer the under-collected balance of the utilities' wholesale power purchase costs recorded in their respective TRA to their respective TCBA. The CPUC stated that the audit will also thoroughly assess the utilities' claims, the revenues and costs accrued by the utilities, their affiliates, and parent companies over the entire rate freeze period.

B.   PG&E Corporation Shareholder Rights Plan

     On December 20, 2000, the Board of Directors of PG&E Corporation (Company) declared a distribution of one Right for each outstanding share of the Company's common stock, no par value, to shareholders of record at the close of business on January 2, 2001, and for each share of common stock issued by the Company thereafter and before the Distribution Date (as such term is defined below). Each Right entitles the registered holder, in the circumstances described below, to purchase from the Company one one-hundredth of a share (a Unit) of the Company's Series A Preferred Stock, par value $100 per share (Preferred Stock), at a purchase price of $95 per Unit, subject to adjustment. The description and terms of the Rights will be set forth in the Rights Agreement to be entered into between the Company and a rights agent.
The Board of Directors determined that it was in the best interests of the Company and its shareholders that steps be taken to preserve for the Company's shareholders the long-term value of the Company in the event of a potential takeover which appears to the Board of Directors to be inadequate or coercive or otherwise not in the best interests of the Company's shareholders.

     The Rights will become exercisable only upon the "Distribution Date" which will occur upon the earlier of (i) 10 days following a public announcement (the date of such announcement being the Stock Acquisition Date) that a person or group of affiliated or associated persons (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or such subsidiary) (referred to as an Acquiring Person) has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 15 percent or more of the then-outstanding shares of the Company's common stock and (ii) 10 business days (or such later date as may be determined by action of the Board of Directors before such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15 percent or more of the then-outstanding shares of the Company's common stock.

     Until the Distribution Date, (i) the Rights will be evidenced by common stock certificates and will be transferred with and only with such common stock certificates, (ii) new common stock certificates
issued after January 2,   2001 will contain a notation incorporating the
Rights Agreement by reference and (iii) the surrender for transfer of any certificates representing outstanding common stock will also constitute the transfer of the Rights associated with the common stock represented by such certificates. After the Distribution Date, the Rights will be evidenced by separate certificates that will be mailed, as soon as practicable after the Distribution Date, to holders of record of the Company's common stock as of the close of business on the Distribution Date. After the Distribution Date the separate Rights Certificates alone will represent the Rights.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on the tenth anniversary of the Rights Agreement, unless earlier redeemed by the Company as described below.

     If, as set forth in Section 11(a)(iii) of the Rights Agreement, (i) the Company is the surviving corporation in a merger with an Acquiring Person and shares of the Company's common stock shall remain outstanding, (ii) a Person becomes an Acquiring Person, (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest being increased by more than l percent (e.g., by means of a reverse stock split or recapitalization) (each such event being a Section 11(a)(iii) Event), then, in each such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units of Preferred Stock (or, in certain circumstances, Company common stock, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The exercise price is the purchase price multiplied by the number of Units of Preferred Stock issuable upon exercise of a Right before the events described in this paragraph. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

     In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger (other than a merger described in the preceding paragraph) or other business combination and the Company is not the surviving corporation, (ii) any Person consolidates or merges with the Company and all or part of the Company's common stock is converted or exchanged for securities, cash or property of any other Person or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person having a value equal to two times the exercise price of the Right.

     The purchase price payable, and the number of Units of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to the holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments amount to at least 1 percent of the purchase price. The Company is not required to issue fractional Units. In lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock prior to the date of exercise.

     At any time before the earlier of (i) ten business days following the Stock Acquisition Date or (ii) the Final Expiration Date, a majority of the Company's Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right, payable, at the election of such majority of the Company's Board of Directors, in cash or shares of common stock. Immediately upon the action of the Company's Board of Directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

     The Board of Directors, at its option, may exchange each Right for
(i) one Unit of Preferred Stock or (ii) such number of Units of Preferred Stock as will equal (x) the difference between the aggregate market price of the number of Units of Preferred Stock to be received upon a Section 11(a)((iii) Event and the purchase price divided by (y) the market price per Unit of Preferred Stock upon the Section 11(a)(iii) Event.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units of Preferred Stock (or other consideration).

     The Rights Agreement may be amended in any way by the Board of Directors at any time before the Distribution Date. After the Distribution Date, the Company may supplement or amend the Rights Agreement without the approval of Rights holders in order (a) to cure any ambiguity, (b) to correct or supplement any defective or inconsistent provision, (c) to shorten or lengthen any time period as permitted by the Rights Agreement or (d) to change or supplement the Rights Agreement in any manner which shall not adversely affect the interests of Rights holders.

     A total of 5,000,000 shares of Preferred Stock will be reserved for issuance upon exercise of the Rights. The Units of Preferred Stock that may be acquired upon exercise of the Rights will be nonredeemable and subordinate to any other shares of preferred stock that may be issued by the Company. Each Unit of Preferred Stock will have a minimum preferential quarterly dividend rate of $.01 per Unit but will, in any event, be entitled to a dividend equal to the per share dividend declared on the common stock. In the event of liquidation, the holder of a Unit of Preferred Stock will receive a preferred liquidation payment equal to the greater of $1.00 per Unit and the per share amount paid in respect of a share of common stock. Each Unit of Preferred Stock will have one vote, voting together with the common stock. The holders of Units of Preferred Stock, voting as a separate class, shall be entitled to elect two directors if dividends on the Preferred Stock are in arrears for six fiscal quarters.

     In the event of any merger, consolidation or other transaction in which shares of the Company's common stock are exchanged, each Unit of Preferred Stock will be entitled to receive the per share amount paid in respect of each share of the Company's common stock. The rights of holders of the Preferred Stock to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary anti-dilution provisions. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the economic value of one Unit of Preferred Stock that may be acquired upon the exercise of each Right should approximate the economic value of one share of the Company's common stock.

     The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors unless the offer is conditioned on a substantial number of Rights being acquired. However, the Rights should not interfere with any merger or other business combination approved by the Company's Board of Directors because the Rights may be redeemed by the Board, at its option, at a nominal price of $.01 per Right at any time on or before the tenth day after a public announcement made by either the Company or by the Acquiring Person or group that such person or group has acquired beneficial ownership of 15% or more of the Company's common stock following the Stock Acquisition Date (subject to extension by the Company's Board of Directors). Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. However, the effect of the Rights may be to discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial equity position in the equity securities of, or seeking to obtain control of, the Company. To the extent any potential acquirors are deterred by the Rights, the Rights may have the effect of preserving incumbent management in office.

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                              PG&E CORPORATION

                              By    LESLIE H. EVERETT
                                    ---------------------
                                    LESLIE H. EVERETT
                                    Vice President and Secretary


                              PACIFIC GAS AND ELECTRIC COMPANY

                              By    LESLIE H. EVERETT
                                    ------------------------------
                                    LESLIE H. EVERETT
                                    Vice President and Secretary




Dated: December 21, 2000